Exhibit 21

EDISON INTERNATIONAL TIER LIST

AS OF DECEMBER 31, 2006

Numbers on left are tier level indicators.	U.S. corporations shown in all caps.

HOLDING COMPANY

00	EDISON INTERNATIONAL is a corporation organized under the laws of the State of California and having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 999), Rosemead, California 91770. It was organized principally to acquire and hold securities of other corporations for investment purposes. Edison International has the following subsidiaries:

UTILITY SUBSIDIARIES

01	SOUTHERN CALIFORNIA EDISON COMPANY (“SCE”) is a California corporation having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 800), Rosemead, California 91770. SCE is a public utility primarily engaged in the business of supplying electric energy to portions of central and southern California, excluding the City of Los Angeles and certain other cities. Unless otherwise indicated, its subsidiaries have the same principal place of business as Southern California Edison Company:

02	CONSERVATION FINANCING CORPORATION is a California corporation engaged in the remediation and mitigation of environmental liabilities.

02	EDISON ESI is a California corporation engaged in the business of marketing services, products, information, and copyrighted materials to third parties on behalf of SCE.

02	Edison Material Supply LLC is a Delaware limited liability company that provides procurement, inventory and warehousing services.

02	MONO POWER COMPANY is an inactive California corporation that has been engaged in the business of exploring for and developing fuel resources.

03

The Bear Creek Uranium Company is an inactive California partnership between Mono Power Company (50%) and RME Holding Company (formerly Union Pacific Resources Group, Inc.) (50%) engaged in reclamation of an integrated uranium mining and milling complex in Wyoming.

02	Mountainview Power Company LLC is a Delaware limited liability company that owns and operates an electric generating power plant in Redlands, California. [EWG]

02	SCE CAPITAL COMPANY (inactive Delaware corporation)

02	SCE Funding LLC is a Delaware limited liability company that acts as a financing vehicle for rate reduction bonds.

02	SCE Trust I is a Delaware business trust organized to act as a financing vehicle.

02	SCE Trust II is a Delaware business trust organized to act as a financing vehicle.

02	SCE Trust III is a Delaware business trust organized to act as a financing vehicle.

02	SOUTHERN STATES REALTY is a California corporation engaged in holding real estate assets for SCE.

NONUTILITY SUBSIDIARIES

01	EDISON INSURANCE SERVICES, INC. is a Hawaii corporation having its principal executive office at 745 Fort Street, Suite 800, Honolulu, Hawaii 96813, which provides domestic and foreign property damage and business interruption insurance to Edison International and its subsidiaries.

01	EIX Trust III is a Delaware business trust organized to act as a financing vehicle.

01	EDISON MISSION GROUP INC. (formerly The Mission Group) is a Delaware corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of nonutility companies. The subsidiaries of Edison Mission Group Inc. are as follows:

02

EDISON ENTERPRISES is a California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of its nonutility subsidiaries. The subsidiaries of Edison Enterprises are as follows:

03

EDISON SOURCE is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046, which owns the stock of its subsidiaries. The majority of the assets of Edison Source were sold to its former management in October 2001. It is engaged in the business of selling, installing and servicing rapid battery charging products for the electric fork lift market.

04

Edison Source Norvik Company is a Canadian company having its principal place of business at 1959 Upper Water Street, Suite 800, Halifax, NS B3J 2X2. It is principally engaged in the business of research and development, and manufacturing of rapid battery charging projects for the electric fork lift market.

04	G.H.V. REFRIGERATION, INC. (inactive California corporation)

02	EDISON OandM SERVICES (inactive California corporation)

02

EDISON CAPITAL is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. It is engaged in the business of providing capital and financial services in energy and infrastructure projects and affordable housing projects. Edison Capital owns a group of subsidiaries and has interests in various partnerships through its subsidiaries. The subsidiaries and partnerships of Edison Capital are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Edison Capital.

03	Edison Capital Europe Limited (UK corporation) (inactive) Address: 99 City Road, London EC1Y 1AX England
03	EDISON FUNDING COMPANY [directly owns 0.08% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Company)
04

EDISON CAPITAL HOUSING INVESTMENTS

[directly owns 22.79% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.] [directly owns 35.52% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Co.]

05	1st Time Homebuyer Opportunities LP (Chester County Homes) 99%
05	1732 Champa LP (Buerger Brothers Lofts) 99%
05	18303 Kittridge Associates LP 99%
05	210 Washington Avenue Associates (Renaissance Plaza) (Connecticut partnership) 99%
05	2400 Locust Associates LP (Locust on the Park) 99% [SOLD 12/27/2006]
05	Aaron Michael Associates LP 99.9%
05	Argyle Redevelopment Partnership, Ltd. (Colorado partnership) 99%
05	Auburn Manor L.L.C. 50% GP
06	Auburn Manor Apartments LP 1%
05	Bartlett Hill Associates LP 99%
05	CCS/Bellingham LP (Washington Grocery Building) 99.9%

05	Conejo Valley Community Housing Associates (Community House Apartments) 99%
05	Diamond Creek Apartments LP 99.9%
05	EC ASSET SERVICES, INC. (Massachusetts corporation)
05	EC PROPERTIES, INC. (Massachusetts corporation)
06	Corporations for Affordable Housing LP 1%GP
07	Arbor Lane Associates Phase II LP (Timberwood) 99%
07	Arroyo Vista Associates LP 99%
07	Artloft Associates LP 35.6%
07	Caleb Affordable Housing Associates LP (Ledges/Pinebrook) 99%
07	The Carlin LP 99%
07	Diamond Phase III Venture LP 99%
07	Fairmount Hotel Urban Renewal Associates LP 99%
07	Mackenzie Park Associates LP 99%
07	Parkside Associates LP (Parkside Garden) 99%
07	Pines Housing LP 99%
07	Pines Housing II, LP 99%
07	Smyrna Gardens Associates LP 99%
07	Tioga Gardens LP 99%
07	Walden Pond, Ltd., LP (Hamlet) 99%
06	Corporations for Affordable Housing LP II 1%GP
07	2601 North Broad Street Associates LP (Station House) 99%
07	Artloft Associates LP 53.39%
07	Brookline Housing Associates LLC (Bridgewater) 99%
07	EDA LP (Eagle’s Nest) 48%
07	Edgewood Manor Associates II LP 99%
07	Gateway Housing LP (Gateway Townhomes) 99%
07	Homestead Village Associates LP 99%
07	Junction City Apartments LP (Green Park) 99%
07	Liberty House Associates LP 99%
07	Maple Ridge Development Associates LP 99%
07	Parsonage Cottage Senior Residence LP 99%
07	Rittenhouse School LP 99%
07	Silver City Housing LP 99%
07	South 55th Street, LP 49.5%
07	W. M. Housing Associates LP (Williamsport Manor) 99%
07	Winnsboro Apartments LP (Deer Wood) 99%
05	EC PROPERTIES III, INC. (Massachusetts corporation)
06	Corporations for Affordable Housing LP III 1%GP
07	Piedmont Housing Associates 99%
07	Pines Housing III LP 99%
07	Salem Lafayette Urban Renewal Associates, LP 99%
07	Spring Valley Commons LP 99%
07	Stevenson Housing Associates (Park Vista) 99%
05	EC-SLP, INC. (Massachusetts corporation)
05	ECH Investor Partners VI-A LP 1%GP
06	Edison Capital Housing Partners VI LP 61.8166%LP
07	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
07	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
07	Altamont Hotel Associates LP 99%
07	Bradley Manor Senior Apartments LP 99%
07	Double X Associates 1995 LP (Terrace Manor) 99%
07	Hamilton Place Apartments LP (Larkin Place) 99%
07	Hamilton Place Senior Living LP 99%
07	Hearthstone Group 3 LP (Evergreen Court) 99%
07	KDF Malabar LP (Malabar Apartments) 99%
07	LINC-Bristol Associates I, LP (City Gardens) 99%
07	MAS-WT, LP (Washington Terrace) 99%
07	Northwood Manor Associates LP 99%
07	Silver Lake Properties LP 99%
07	University Park Properties LP 99%
07	Upland Senior Housing LP (Coy D. Estes) 99%
07	Vista Properties LLC (Vista View) 99.9%
07	Vista Verde Townhomes II LLC 99%

05	ECH Investor Partners VI-B LP 1%GP
06	Edison Capital Housing Partners VI LP 37.1834%LP
07	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
07	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
07	Altamont Hotel Associates LP 99%
07	Bradley Manor Senior Apartments LP 99%
07	Double X Associates 1995 LP (Terrace Manor) 99%
07	Hamilton Place Apartments LP (Larkin Place) 99%
07	Hamilton Place Senior Living LP 99%
07	Hearthstone Group 3 LP (Evergreen Court) 99%
07	KDF Malabar LP (Malabar Apartments) 99%
07	LINC-Bristol Associates I, LP (City Gardens) 99%
07	MAS-WT, LP (Washington Terrace) 99%
07	Northwood Manor Associates LP 99%
07	Silver Lake Properties LP 99%
07	University Park Properties LP 99%
07	Upland Senior Housing LP (Coy D. Estes) 99%
07	Vista Properties LLC (Vista View) 99.9%
07	Vista Verde Townhomes II LLC 99%
05	ECH/HFC GP Partnership No. 1 34.9%GP
06	Edison Capital Housing Partners VII LP 19.4187%GP
07	C-Court LP (Cawelti Court) 99%
07	Cottonwood Affordable Housing LP (Verde Vista) 99%
07	Fifth and Wilshire Apartments LP 99%
07	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
07	Huff Avenue Associates LP 99%
07	Mountain View Townhomes Associates LP 99%
07	Oak Forest Associates LP 99%
07	Paradise Road Partners LP (Gateway Village) 99%
07	Woodland Arms Apartments, Ltd. 99%
05	ECH/HFC GP Partnership No. 2 56.7%GP
06	Edison Capital Housing Partners VIII LP 18.54%GP
07	Catalonia Associates LP 99%
07	Ohlone Housing Associates LP 99%
05	ECHP INVESTMENT COMPANY
06	ECHP LLC 99.999%GP
07	Edison Capital Housing Partners XVI LP 0.01%GP
08	Bouquet Canyon Seniors LP 99.9%
08	Eugene Hotel LP 99.9%
08	Hilltop Farms LP 99.9%
08	KDF Park Glenn LP (Park Glenn) 99%
08	KDF Park Glenn Seniors LP (Park Glenn II) 99.9%
08	King Road Associates LP 99.9%
08	LL Housing LP (Laurel Lakes) (Maryland partnership) 99%
08	Red Lake LP #1 99.9%
08	Southern Hotel LP 99.9%
07	Edison Capital Housing Partners XVII LP 0.01%GP
08	Antelope Associates LP 99%
08	Baker Park Associates LP 99%
08	Fremont Building LP (Crescent Arms) 99%
08	Hercules Senior Housing Associates 99.9%
08	La Terraza Associates LP (Carlsbad Villas at Camino Real) 99%
08	Parkview Apartments Associates LP (Parkview/Sunburst) 99.9%
08	Quebec Arms Apartments LP 99.9%
08	Sky Parkway Housing Associates LP 99%
08	Sunset Creek Partners LP 99%
08	University Manor Apartments LP 99.9%
08	Vista Verde Housing Associates LP 99.9%
07	Edison Capital Housing Partners XVIII LP 0.01%GP
08	Bracher Associates LP 99%
08	Florin Woods Associates LP 99%
08	Pinmore Associates LP 99.9%
08	SD Regency Centre LP 99.9%

07	Edison Capital Housing Partners XIX LP 0.01%GP
08	Cochrane Village Apartments LP 99%
08	CCS/Mount Vernon Housing LP (La Venture) 99.9%
08	KDF Santa Paula LP (Santa Paula) 99%
08	Ontario Senior Housing LP (Ontario Plaza) 98.9%
08	Pecan Court Associates LP 99.9%
08	Pellettieri Homes Urban Renewal Associates, LP 99%
08	Rincon De Los Esteros Associates LP 99.9%
08	Schoolhouse Court Housing Associates LP 99.9%
08	Virginia Lane LP (Maplewood/Golden Glenn) 99.9%
08	Winfield Hill Associates LP 99%
05	Edison Capital Affordable Housing 99A G.P. 27.69%GP
06	Edison Capital Housing Partners IX LP 13.5533%GP
07	1010 SVN Associates LP 99.9%
07	2814 Fifth Street Associates LP (Land Park Woods) 99%
07	Alma Place Associates LP 99%
07	Knolls Community Associates LP 99.9%
07	Monterra Village Associates LP 99%
07	Pacific Terrace Associates LP 99.9%
07	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
07	Sherman Glen, L.L.C. 99%
07	Strobridge Housing Associates LP 99%
07	Trolley Terrace Townhomes LP 99.9%
07	Walnut Avenue Partnership LP 99%
05	Edison Capital Affordable Housing 99B G.P. 99.99%GP
06	Edison Capital Housing Partners X LP 19.3952%GP
07	Beacon Manor Associates LP 99%
07	Boulder Creek Apartments LP 99.9%
07	Burlington Senior Housing LLC 99.9%
07	CCS/Renton Housing LP (Renton) 99.9%
07	Coolidge Station Apartments LLC 99%
07	Lark Ellen LP 99%
07	Mercy Housing California IX LP (Sycamore) 99.9%
07	Morgan Hill Ranch Housing LP 99%
07	Pacifica Community Associates LP (Villa Pacifica) 99.9%
07	Persimmon Associates LP 99%
07	Providence-Brown Street Housing LP (Brown Street) 99.9%
07	San Juan Commons 1996 LP 99.9%
07	Timber Sound, Ltd. 99%
07	Timber Sound II, Ltd. 99%
07	Trinity Park Apartments LP 99.9%
07	Venbury Trail LP 99.9%
06	Edison Capital Housing Partners XI LP 18.62486%GP
07	1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
07	Auburn Manor Apartments LP 99%
07	Barnsdall Court LP (Villa Mariposa) 99.9%
07	Borregas Court LP 99%
07	Bryson Family Apartments LP 99.9%
07	Carson Housing LP (Carson Street) 98%
07	Casa Rampart LP (Rampart Apartments) 99.9%
07	Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
07	Eastwood Homes LP 99%
07	Electra Arms Senior Associates LP 99%
07	Grace Housing LP 99%
07	Stony Point Apartment Investors LP (Panas Place) 99.9%
07	Wall Street Palmer House LP 99%
07	Wilmington Housing Associates LP (New Harbor Vista) 99.9%
06	Edison Capital Housing Partners XII LP 13.73759%GP
07	Cedarshores Limited Dividend Housing Association LP 99.99%
07	Heritage Partners LP 99.9%
07	Osage Terrace LP 99.89%
07	West Oaks Apartments LP 99.9%
07	Yale Street LP 99.9%

06	Edison Capital Housing Partners XIII LP 17.03513%GP
07	Alhambra Apartments LP 99.9%
07	Chamber Apartments LP (The Chamber Building) 99%
07	Park Land Senior Apartments Investors LP (Banducci) 99.9%
07	President John Adams Manor Apartments LP 99.9%
07	Riverwalk Apartments, Ltd. (Colorado) 99.8%
07	Rosecreek Senior Living LP 99.9%
07	Twin Ponds Apartments LP 99.9%
07	Women’s Westlake LP (Dorothy Day) 99.9%
07	Woodleaf Village LP 99.9%
06	Edison Capital Housing Partners XIV LP 7.6118%GP
07	Apollo Development Associates LP (Apollo Hotel) 99.9%
07	Carson Terrace LP 99.9%
07	Don Avante Association II LP (Village Avante) 99.9%
07	Preservation Properties I 99.9%
07	Preservation Properties II 99.9%
07	Preservation Properties III 99.9%
07	Preservation Properties IV 99.9%
07	Preservation Properties V 99.9%
07	Rowland Heights Preservation LP 99.9%
07	Springdale Preservation LP (Springdale West) 99.9%
06	Edison Capital Housing Partners XV LP 9.567%GP
07	708 Pico LP (Wavecrest Apartments) 99.9%
07	Benton Green LP 99.9%
07	Don Avante Association I LP (Don de Dios) 99.9%
07	Emmanuel Grant Company LLC (Capitol Heights) 99.9%
07	Highland Village Partners LP 99.9%
07	I.G. Partners LP (Islands Gardens) 99.9%
07	Karen Partners LP 99.9%
07	Lilac Estates LP 99.9%
07	Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
07	NAHF Brockton LP (Southfield Gardens) 99.9%
07	Northern Senior Housing LP (St. Johnsbury) 99.9%
07	Park Place 1998, LLC 99.9%
07	Park Williams Partners LP 99.9%
07	Patriots Pointe at Colonial Hills LP 99.9%
07	PlumTree Preservation LP 99.9%
07	Poinsettia Housing Associates 99.9%
07	Project Home I LLC 99.99%
07	Saratoga Vacaville LP (Saratoga Senior) 99.9%
07	Serena Sunbow LP (Villa Serena) 99.9%
07	St. Regis Park LP (Pear Tree) 99.9%
07	Vista Sonoma Senior Living LP 99.9%
07	Westfair LLC (Cedar Ridge) 99.9%
07	Windrush Apartments of Statesville LP 99.9%
07	Wingate LLC (Regency Park) 99.9%
05	Edison Capital Contributions VI Partners 91.77%GP
06	ECH Investor Partners VI-A LP 15.3877%LP
07	Edison Capital Housing Partners VI LP 61.8166%LP
08	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08	Altamont Hotel Associates LP 99%
08	Bradley Manor Senior Apartments LP 99%
08	Double X Associates 1995 LP (Terrace Manor) 99%
08	Hamilton Place Apartments LP (Larkin Place) 99%
08	Hamilton Place Senior Living LP 99%
08	Hearthstone Group 3 LP (Evergreen Court) 99%
08	KDF Malabar LP (Malabar Apartments) 99%
08	LINC-Bristol Associates I, LP (City Gardens) 99%
08	MAS-WT, LP (Washington Terrace) 99%
08	Northwood Manor Associates LP 99%
08	Silver Lake Properties LP 99%
08	University Park Properties LP 99%

08	Upland Senior Housing LP (Coy D. Estes) 99%
08	Vista Properties LLC (Vista View) 99.9%
08	Vista Verde Townhomes II LLC 99%
06	ECH Investor Partners VI-B LP 99%LP
07	Edison Capital Housing Partners VI LP 37.1834%LP
08	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08	Altamont Hotel Associates LP 99%
08	Bradley Manor Senior Apartments LP 99%
08	Double X Associates 1995 LP (Terrace Manor) 99%
08	Hamilton Place Apartments LP (Larkin Place) 99%
08	Hamilton Place Senior Living LP 99%
08	Hearthstone Group 3 LP (Evergreen Court) 99%
08	KDF Malabar LP (Malabar Apartments) 99%
08	LINC-Bristol Associates I, LP (City Gardens) 99%
08	MAS-WT, LP (Washington Terrace) 99%
08	Northwood Manor Associates LP 99%
08	Silver Lake Properties LP 99%
08	University Park Properties LP 99%
08	Upland Senior Housing LP (Coy D. Estes) 99%
08	Vista Properties LLC (Vista View) 99.9%
08	Vista Verde Townhomes II LLC 99%
05	EDISON CAPITAL HOUSING DELAWARE, INC.
05	Edison Capital Housing Partners V LP 16.18%GP
06	AMCAL Santa Barbara Fund XXXVI LP (Positano) 99%
06	Bodega Hills Investors LP 99%
06	Mercy Housing California IV LP (Vista Grande) 99%
06	Park Place Terrace LP 99%
06	River Walk Apartments Homes LP 99%
06	San Diego Golden Villa Partners LP (Golden Villa) 98.9%
06	Santa Alicia Gardens Townhomes LP (The Gardens) 99%
06	St. Hedwig’s Gardens LP 99%
06	Sunshine Terrace LP 99%
06	Union Meadows Associates LLC 99%
05	Edison Capital Housing Partners VI LP 1%GP
06	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
06	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
06	Altamont Hotel Associates LP 99%
06	Bradley Manor Senior Apartments LP 99%
06	Double X Associates 1995 LP (Terrace Manor) 99%
06	Hamilton Place Apartments LP (Larkin Place) 99%
06	Hamilton Place Senior Living LP 99%
06	Hearthstone Group 3 LP (Evergreen Court) 99%
06	KDF Malabar LP (Malabar Apartments) 99%
06	LINC-Bristol Associates I, LP (City Gardens) 99%
06	MAS-WT, LP (Washington Terrace) 99%
06	Northwood Manor Associates LP 99%
06	Silver Lake Properties LP 99%
06	University Park Properties LP 99%
06	Upland Senior Housing LP (Coy D. Estes) 99%
06	Vista Properties LLC (Vista View) 99.9%
06	Vista Verde Townhomes II LLC 99%
05	EDISON CAPITAL HOUSING MANAGEMENT
05

EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 55.52% [Also owned 0.08% by Edison Funding Company and 44.40% by Edison Housing Consolidation Co., where Omicron subsidiaries are listed.]

05	EDISON HOUSING NORTH CAROLINA
06	Edison Capital Contributions VI Partners 4.03%GP
07	ECH Investor Partners VI-A LP 15.3877%LP
08	Edison Capital Housing Partners VI LP 61.8166%LP
09	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09	Altamont Hotel Associates LP 99%

09	Bradley Manor Senior Apartments LP 99%
09	Double X Associates 1995 LP (Terrace Manor) 99%
09	Hamilton Place Apartments LP (Larkin Place) 99%
09	Hamilton Place Senior Living LP 99%
09	Hearthstone Group 3 LP (Evergreen Court) 99%
09	KDF Malabar LP (Malabar Apartments) 99%
09	LINC-Bristol Associates I, LP (City Gardens) 99%
09	MAS-WT, LP (Washington Terrace) 99%
09	Northwood Manor Associates LP 99%
09	Silver Lake Properties LP 99%
09	University Park Properties LP 99%
09	Upland Senior Housing LP (Coy D. Estes) 99%
09	Vista Properties LLC (Vista View) 99.9%
09	Vista Verde Townhomes II LLC 99%
07	ECH Investor Partners VI-B LP 99%LP
08	Edison Capital Housing Partners VI LP 37.1834%LP
09	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09	Altamont Hotel Associates LP 99%
09	Bradley Manor Senior Apartments LP 99%
09	Double X Associates 1995 LP (Terrace Manor) 99%
09	Hamilton Place Apartments LP (Larkin Place) 99%
09	Hamilton Place Senior Living LP 99%
09	Hearthstone Group 3 LP (Evergreen Court) 99%
09	KDF Malabar LP (Malabar Apartments) 99%
09	LINC-Bristol Associates I, LP (City Gardens) 99%
09	MAS-WT, LP (Washington Terrace) 99%
09	Northwood Manor Associates LP 99%
09	Silver Lake Properties LP 99%
09	University Park Properties LP 99%
09	Upland Senior Housing LP (Coy D. Estes) 99%
09	Vista Properties LLC (Vista View) 99.9%
09	Vista Verde Townhomes II LLC 99%
05	EDISON HOUSING SOUTH CAROLINA
06	Edison Capital Contributions VI Partners 4.20%GP
07	ECH Investor Partners VI-A LP 15.3877%LP
08	Edison Capital Housing Partners VI LP 61.8166%LP
09	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09	Altamont Hotel Associates LP 99%
09	Bradley Manor Senior Apartments LP 99%
09	Double X Associates 1995 LP (Terrace Manor) 99%
09	Hamilton Place Apartments LP (Larkin Place) 99%
09	Hamilton Place Senior Living LP 99%
09	Hearthstone Group 3 LP (Evergreen Court) 99%
09	KDF Malabar LP (Malabar Apartments) 99%
09	LINC-Bristol Associates I, LP (City Gardens) 99%
09	MAS-WT, LP (Washington Terrace) 99%
09	Northwood Manor Associates LP 99%
09	Silver Lake Properties LP 99%
09	University Park Properties LP 99%
09	Upland Senior Housing LP (Coy D. Estes) 99%
09	Vista Properties LLC (Vista View) 99.9%
09	Vista Verde Townhomes II LLC 99%
07	ECH Investor Partners VI-B LP 99%LP
08	Edison Capital Housing Partners VI LP 37.1834%LP
09	Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09	Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09	Altamont Hotel Associates LP 99%
09	Bradley Manor Senior Apartments LP 99%
09	Double X Associates 1995 LP (Terrace Manor) 99%
09	Hamilton Place Apartments LP (Larkin Place) 99%
09	Hamilton Place Senior Living LP 99%

09	Hearthstone Group 3 LP (Evergreen Court) 99%
09	KDF Malabar LP (Malabar Apartments) 99%
09	LINC-Bristol Associates I, LP (City Gardens) 99%
09	MAS-WT, LP (Washington Terrace) 99%
09	Northwood Manor Associates LP 99%
09	Silver Lake Properties LP 99%
09	University Park Properties LP 99%
09	Upland Senior Housing LP (Coy D. Estes) 99%
09	Vista Properties LLC (Vista View) 99.9%
09	Vista Verde Townhomes II LLC 99%
05	EHI DEVELOPMENT COMPANY
05	Florence Apartments LLC 99%
05	Josephinum Associates LP, The (Washington partnership) 99%
05	Kennedy Lofts Associates LP (Massachusetts partnership) 99%
05	Lovejoy Station LP 99.9%
05	Madison/Mollison LP (Park Mollison) 99.9%
05	Maplewood Housing Associates LP 99.9%
05	MH I LP 1%GP
05	MH II LP 1%GP
05	MH III LP 1%GP
05	MH IV LP 1%GP
06	MPT Apartments LP (MacArthur Park) 99%
05	MH V LP 1%GP
06	Centennial Place LP 99%
05	MHICAL 94 COMPANY
[owns 19.32% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05	MHICAL 94 LP (Delaware partnership) 1%GP
06	Mayacamas Village Associates LP 99%
06	West Capital Courtyard LP 99%
05	MHICAL 95 LP (Delaware partnership) 1%GP
06	Abby Associates LP (Windmere) 99%
06	Colina Vista LP 99%
06	ECH/HFC GP Partnership No. 2 43.3%GP
07	Edison Capital Housing Partners VIII LP 18.5396%GP
08	Catalonia Associates LP 99%
08	Ohlone Housing Associates LP 99%
06	Mercy Housing California VI LP (205 Jones) 99%
05	MHICAL 96 LP (Delaware partnership) 1%GP
06	ECH/HFC GP Partnership No. 1 50.44%GP
07	Edison Capital Housing Partners VII LP 19.4187%GP
08	C-Court LP (Cawelti Court) 99%
08	Cottonwood Affordable Housing LP (Verde Vista) 99%
08	Fifth and Wilshire Apartments LP 99%
08	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08	Huff Avenue Associates LP 99%
08	Mountain View Townhomes Associates LP 99%
08	Oak Forest Associates LP 99%
08	Paradise Road Partners LP (Gateway Village) 99%
08	Woodland Arms Apartments, Ltd. 99%
06	Edison Capital Affordable Housing 99A G.P. 36.47%GP
07	Edison Capital Housing Partners IX LP 13.5533%GP
08	1010 SVN Associates LP 99.9%
08	2814 Fifth Street Associates LP (Land Park Woods) 99%
08	Alma Place Associates LP 99%
08	Knolls Community Associates LP 99.9%
08	Monterra Village Associates LP 99%
08	Pacific Terrace Associates LP 99.9%
08	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
08	Sherman Glen, LLC 99%
08	Strobridge Housing Associates LP 99%
08	Trolley Terrace Townhomes LP 99.9%
08	Walnut Avenue Partnership LP 99%
06	Greenway Village Associates LP 99%

06	Kennedy Court Partners LP 99%
06	Klamath Associates LP 99%
06	Westgate Townhomes Associates LP 99%
05	MHICAL 95 COMPANY
06	EDISON HOUSING CONSOLIDATION CO. (formerly Edison Housing Georgia) 29.90%
07	EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 44.40% [also owned 0.08% by Edison Funding Company and 55.52% by Edison Capital Housing Investments]
08	16th and Church Street Associates LP 99%
08	1856 Wells Court Partners, LP (Wells Court) 99%
08	AE Associates LP (Avenida Espana) 99%
08	Agape Housing LP 99%
08	Brantwood II Associates LP 99%
08	Brooks School Associates LP 99%
08	Bryn Mawr - Belle Shore LP, The 99%
08	Bush Hotel LP 99%
08	Centertown Associates LP (Ravenwood) 99%
08	Centro Partners LP (El Centro) 99%
08	Coyote Springs Apartments Associates LP 99%
08	Cypress Cove Associates 99%
08	Del Carlo Court Associates LP 99%
08	Delta Plaza Apartments LP 99%
08	EAH Larkspur Creekside Associates LP 99% [SOLD 06/18/2006]
08	East Cotati Avenue Partners LP 99%
08	EDISON FUNDING OLIVE COURT 100%GP
09	Olive Court Housing Associates LP 1.1%
08	Edmundson Associates LP (Willows) 99%
08	El Barrio Academy Urban Renewal Associates, LP (Academy Street) 99%
08	Elizabeth West and East LP 99%
08	Farm Associates LP, The 99%
08	Gilroy Redwood Associates LP (Redwoods) 99%
08	Ginzton Associates LP 99%
08	Grossman Apartments Investors LP 99%
08	Heather Glen Associates LP 99%
08	HMB-Atlanta I LP (Spring Branch) 99%
08	Holy Family Associates LP 99%
08	Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 99%
08	Maplewood School Apartments LP 99%
08	Mar Associates LP (Frank Mar) 99% [SOLD 12/07/2006]
08	McFarland Press Associates LP 99%
08	Mercantile Housing LLC (Mercantile Square) 99%
08	Merrill Road Associates LP 99%
08	MH I LP 99%
08	MHICAL 94 LP (Delaware partnership) 99%LP
09	Mayacamas Village Associates LP 99%
09	West Capital Courtyard LP 99%
08	MHICAL 95 LP (Delaware partnership) 99%LP
09	Abby Associates LP (Windmere) 99%
09	Colina Vista LP 99%
09	ECH/HFC GP Partnership No. 2 43.3%GP
10	Edison Capital Housing Partners VIII LP 18.5396%GP
11	Catalonia Associates LP 99%
11	Ohlone Housing Associates LP 99%
09	Mercy Housing California VI LP (205 Jones) 99%
08	MHICAL 96 LP (Delaware partnership) 99%LP
09	Greenway Village Associates LP 99%
09	Kennedy Court Partners LP 99%
09	Klamath Associates LP 99%
09	Westgate Townhomes Associates LP 99%
08	Mid-Peninsula Century Village Associates LP (Century Village) 99%
08	Mission Capp LP 99%
08	Mission Housing Partnership 1996 LP (Delaware partnership) 99%LP
08	Neary Lagoon Partners LP 99%

08	North Park Village II LLC 99%
08	Oceanside Gardens LP 99%
08	Omaha Amber Ridge LP (Amber Ridge) 98.9%
08	Ontario Senior Housing LP (Ontario Plaza) 0.1%
08	Open Door Associates LP (West Valley) 99%
08	Palmer House LP 99%
08	Richmond City Center Associates LP 99%
08	Riverside/Liebrandt Partners LP (La Playa) 99%
08	Roebling Village Inn Urban Renewal LP 99%
08	Rosebloom Associates LP (Oakshade) 99%
08	San Pablo Senior Housing Associates LP 99%
08	San Pedro Gardens Associates LP 99%
08	Santa Paulan Senior Apartments Associates LP (The Paulan) 99%
08	South Beach Housing Associates LP (Steamboat) 99%
08	South Winery Associates LP (The Winery Apartments) 99%
08	Stoney Creek Associates LP 99%
08	Studebaker Building LP 99%
08	Sultana Acres Associates LP 99%
08	Thomson Rental Housing, LP (Washington Place) 99%
08	Tuscany Associates LP (Tuscany Villa) 99%
08	Villa Maria Housing Partnership 99%
08	Washington Creek Associates LP 99%
08	Westport Village Homes Associates LP 99% [SOLD 08/31/2006]
08	Wheeler Manor Associates LP 99%
08	YWCA Villa Nueva Partners 99%
05	MHICAL 96 COMPANY
[owns 8.96% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06	MHICAL 96 LP (Delaware partnership) 99%
07	ECH/HFC GP Partnership No. 1 50.44%GP
08	Edison Capital Housing Partners VII LP 19.4187%GP
09	C-Court LP (Cawelti Court) 99%
09	Cottonwood Affordable Housing LP (Verde Vista) 99%
09	Fifth and Wilshire Apartments LP 99%
09	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
09	Huff Avenue Associates LP 99%
09	Mountain View Townhomes Associates LP 99%
09	Oak Forest Associates LP 99%
09	Paradise Road Partners LP (Gateway Village) 99%
09	Woodland Arms Apartments, Ltd. 99%
07	Edison Capital Affordable Housing 99A G.P. 36.47%GP
08	Edison Capital Housing Partners IX LP 13.5533%GP
09	1010 SVN Associates LP 99.9%
09	2814 Fifth Street Associates LP (Land Park Woods) 99%
09	Alma Place Associates LP 99%
09	Knolls Community Associates LP 99.9%
09	Monterra Village Associates LP 99%
09	Pacific Terrace Associates LP 99.9%
09	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
09	Sherman Glen, LLC 99%
09	Strobridge Housing Associates LP 99%
09	Trolley Terrace Townhomes LP 99.9%
09	Walnut Avenue Partnership LP 99%
05	MHICAL 97 COMPANY
06	MHICAL 97 LP (Delaware partnership) 99%
07	ECH/HFC GP Partnership No. 1 14.66%GP
08	Edison Capital Housing Partners VII LP 19.4187%GP
09	C-Court LP (Cawelti Court) 99%
09	Cottonwood Affordable Housing LP (Verde Vista) 99%
09	Fifth and Wilshire Apartments LP 99%
09	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
09	Huff Avenue Associates LP 99%
09	Mountain View Townhomes Associates LP 99%
09	Oak Forest Associates LP 99%

09	Paradise Road Partners LP (Gateway Village) 99%
09	Woodland Arms Apartments, Ltd. 99%
07	Edison Capital Affordable Housing 99A G.P. 33.05%
08	Edison Capital Housing Partners IX LP 13.5533%GP
09	1010 SVN Associates LP 99.9%
09	2814 Fifth Street Associates LP (Land Park Woods) 99%
09	Alma Place Associates LP 99%
09	Knolls Community Associates LP 99.9%
09	Monterra Village Associates LP 99%
09	Pacific Terrace Associates LP 99.9%
09	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
09	Sherman Glen, LLC 99%
09	Strobridge Housing Associates LP 99%
09	Trolley Terrace Townhomes LP 99.9%
09	Walnut Avenue Partnership LP 99%
06	MHICAL 97 LP (Delaware partnership) 99%LP
07	Garnet Housing Associates LP 99%
05	MHICAL 97 LP (Delaware partnership) 1%GP
06	ECH/HFC GP Partnership No. 1 14.66%GP
07	Edison Capital Housing Partners VII LP 19.4187%GP
08	C-Court LP (Cawelti Court) 99%
08	Cottonwood Affordable Housing LP (Verde Vista) 99%
08	Fifth and Wilshire Apartments LP 99%
08	Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08	Huff Avenue Associates LP 99%
08	Mountain View Townhomes Associates LP 99%
08	Oak Forest Associates LP 99%
08	Paradise Road Partners LP (Gateway Village) 99%
08	Woodland Arms Apartments, Ltd. 99%
06	Edison Capital Affordable Housing 99A G.P. 33.05%GP
07	Edison Capital Housing Partners IX LP 13.5533%GP
08	1010 SVN Associates LP 99.9%
08	2814 Fifth Street Associates LP (Land Park Woods) 99%
08	Alma Place Associates LP 99%
08	Knolls Community Associates LP 99.9%
08	Monterra Village Associates LP 99%
08	Pacific Terrace Associates LP 99.9%
08	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
08	Sherman Glen, LLC 99%
08	Strobridge Housing Associates LP 99%
08	Trolley Terrace Townhomes LP 99.9%
08	Walnut Avenue Partnership LP 99%
06	Garnet Housing Associates LP 99%
05	MHIFED 94 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06	Berry Avenue Associates LP 99%
06	Carlton Way Apartments LP 99%
06	CDR Senior Housing Associates (Casa del Rio) 99%
06	Corona Ely/Ranch Associates LP 99%
06	Fairview Village Associates LP 99%
06	Fell Street Housing Associates LP 99%
06	Hope West Apartments LP 99%
06	Morrone Gardens Associates LP 99%
06	Pajaro Court Associates LP 99%
06	Tierra Linda Associates LP 99%
06	Tlaquepaque Housing Associates LP 99%
05	MHIFED 95 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06	1101 Howard Street Associates LP 99%
06	Avalon Courtyard LP (Carson Senior Housing) 99%
06	Hollywood El Centro LP 99%
06	La Brea/Franklin LP 99%
06	Larkin Pine LP 99%
06	Mercy Housing California III LP (3rd and Reed) 99%
06	Pinole Grove Associates LP 99%

06	Second Street Center LP (Santa Monica) 99%
06	Solinas Village Partners LP 99%
06	Three Oaks Housing LP 99%
05	MHIFED 96 LP (Delaware partnership) 5%GP; 95%LP to Cargill
06	Lavell Village Associates LP 99%
06	North Town Housing Partners LP (Villa del Norte Village) 99%
06	Poco Way Associates LP 99%
06	Seasons Affordable Senior Housing LP 99%
05	MHIFED 96A LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06	Good Samaritan Associates LP 99%
06	Metro Senior Associates LP 99%
06	Oxnard Housing Associates LP 99%
06	Reseda Village LP 99%
06	Round Walk Village Apartments LP 99%
06	Santa Alicia Family Housing Associates 99%
06	Vine Street Court LP 99%
06	Vine Street Court LP II 99%
05	Mid-Peninsula Sharmon Palms Associates LP (Sharmon Palms) 99%
05	MISSION HOUSING ALPHA
06	LL Housing LLC 24.5%
07	LL Housing LP (Laurel Lakes) 1%
06	Quebec Arms Apartments LP 0.05% GP
06	University Manor Apartment LP 0.05% GP
05	MISSION HOUSING BETA
[owns 2.58% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05	MISSION HOUSING DELTA
[owns 1.07% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06	MH II LP 99%
06	MH III LP 99%
06	MH IV LP 99%
07	MPT Apartments LP (MacArthur Park) 99%
06	MH V LP 99%
07	Centennial Place LP 99%
05	MISSION HOUSING EPSILON
[owns 0.54% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06	Edison Capital Affordable Housing 99A G.P. 2.78%
07	Edison Capital Housing Partners IX LP 13.5533%GP
08	1010 SVN Associates LP 99.9%
08	2814 Fifth Street Associates LP (Land Park Woods) 99%
08	Alma Place Associates LP 99%
08	Knolls Community Associates LP 99.9%
08	Monterra Village Associates LP 99%
08	Pacific Terrace Associates LP 99.9%
08	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
08	Sherman Glen, LLC 99%
08	Strobridge Housing Associates LP 99%
08	Trolley Terrace Townhomes LP 99.9%
08	Walnut Avenue Partnership LP 99%
06	Hotel Elkhart L.L.C. (The Cornerstone) 99%
05	MISSION HOUSING GAMMA
[owns 1.73% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06	Storm Lake Power Partners I LLC (1%) [This entity was dividended and contributed into Edison Mission Energy on April 1, 2006.]
05	MISSION HOUSING HOLDINGS
[owns 13.10% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05	Mission Housing Partnership 1996 LP (Delaware partnership) 1%GP
05	MISSION HOUSING THETA
06	MISSION FUNDING THETA
[owns 0.01% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
07	Brantwood II Associates LP 0.01%LP
07	Brooks School Associates LP 0.01%LP
07	Edison Capital Affordable Housing 99A G.P. 0.01%
08	Edison Capital Housing Partners IX LP 13.5533%GP

09	1010 SVN Associates LP 99.9%
09	2814 Fifth Street Associates LP (Land Park Woods) 99%
09	Alma Place Associates LP 99%
09	Knolls Community Associates LP 99.9%
09	Monterra Village Associates LP 99%
09	Pacific Terrace Associates LP 99.9%
09	PVA LP (Park Victoria) 99% [SOLD 12/29/2006]
09	Sherman Glen, L.L.C. 99%
09	Strobridge Housing Associates LP 99%
09	Trolley Terrace Townhomes LP 99.9%
09	Walnut Avenue Partnership LP 99%
07	Edison Capital Affordable Housing 99B G.P. 0.01%
08	Edison Capital Housing Partners X LP 19.3952%GP
09	Beacon Manor Associates LP 99.9%
09	Boulder Creek Apartments LP 99.9%
09	Burlington Senior Housing LLC 99.9%
09	CCS/Renton Housing LP (Renton) 99.9%
09	Coolidge Station Apartments L.L.C. 99%
09	Lark Ellen LP 99%
09	Mercy Housing California IX LP (Sycamore) 99.9%
09	Morgan Hill Ranch Housing LP 99%
09	Pacifica Community Associates LP (Villa Pacifica) 99.9%
09	Persimmon Associates LP (Persimmon Tree) 99%
09	Providence-Brown Street Housing LP (Brown Street) 99.9%
09	San Juan Commons 1996 LP 99.9%
09	Timber Sound, Ltd. 99%
09	Timber Sound II, Ltd. 99%
09	Trinity Park Apartments LP 99.9%
09	Venbury Trail LP 99.9%
07	El Barrio Academy Urban Renewal Associates, LP (Academy Street) 0.01%LP
07	Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 0.01%LP
07	Oakdale Terrace Leased Housing Associates LP 0.01%
07	Roebling Village Inn Urban Renewal LP 0.01%LP
07	Westfield Condominium Investment LP 0.01%
06	Mission Housing Investors Partnership 5%GP; 95%LP to GECC
07	1028 Howard Street Associates LP 99%
07	Forest Winds Associates LP 99%
07	Glen Eden Associates LP (A Street) 99%
07	Gray’s Meadows Investors LP 99%
07	Prince Bozzuto LP (Fairground Commons) (Maryland partnership) 99%
07	Rancho Park Associates LP 99%
07	Rustic Gardens Associates LP 99%
07	Sea Ranch Apartments LP 99%
07	Springdale Kresson Associates LP (Jewish Federation) (New Jersey partnership) 99%
05	National Boston Lofts Associates LLLP (Boston Lofts) 99%
05	Oakdale Terrace Leased Housing Associates LP 98.99%
05	OL Hope LP (Olympic Hope) 99.9%
05	Olive Court Apartments LP 98.9%
05	Pacific Vista Las Flores LP (Vista Las Flores) 99.9%
05	Palmer Heights, LLC 99.9%
05	Pilot Grove LP (Massachusetts partnership) 99%
05	Post Office Plaza LP (Ohio partnership) 99%
05	San Martin de Porres LP 99.9%
05	Tabor Grand LP (Colorado partnership) 99%
05	Terra Cotta Housing Associates LP 99.9%
05	West Valley Hart LP (Hart and Alabama) 99.9%
05	Westfield Condominium Investment LP 98.99%
05	White Mountain Apache LP 99%
04

EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 0.08% [also owned 55.52% by Edison Capital Housing Investments and 44.40% by Edison Housing Consolidation Co.]

05	EDISON FUNDING OLIVE COURT 100%
06	Olive Court Housing Associates LP 1.1%

04	MISSION FUNDING BETA
04	MISSION FUNDING EPSILON
05	Edison Capital (Bermuda) Investments, Ltd. (Bermuda corporation)
Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
06	Edison Capital LAI (Bermuda) Ltd. (Bermuda corporation)
Address: Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07	Trinidad and Tobago Methanol Company Limited 1.0%
06	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
Address: Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07	AIG Asian Infrastructure Fund II LP 5.8%
07	AIG-GE Capital Latin American Infrastructure Fund LP 8%
07	AIG Emerging Europe Infrastructure Fund LP 22.70%
07	AIG Emerging Europe Infrastructure Management LP 18.05%GP
05	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
06	AIG Asian Infrastructure Fund II LP 5.8%
06	AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
07	Andes Energy XII Ltd. 100%
08	Paz Holdings Ltd. 43.22%
09	Compania Adminstradora de Empresas Bolivia S.A. (“Cade”) 12.55% (Bolivian service company)
Address: Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz, Bolivia
09	Electricidad de La Paz S.A. (“Electropaz”) 10% (Bolivian foreign utility company) [FUCO]
Address: Avenida Illimani l973, Casilla 10511, La Paz, Bolivia
09	Empresa de Luz y Fuerza Electrica de Oruro S.A. (“Elfeo”) 12.55% (Bolivian foreign utility company) [FUCO]
Address: Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia
09	Empresa de Servicios Edeser S.A. (“Edeser”) 12.55% (Bolivian service company)
Address: Iturralde No. 1309, Miraflores, La Paz, Bolivia
06	AIG Emerging Europe Infrastructure Fund LP 22.7%
06	AIG Emerging Europe Infrastructure Management LP 18.05%GP
05	Olmeca Cable Investments Ltd. (Mandeville Mexico, S.A.) 21.7% [SOLD 11/22/2006]
05	Paz Holdings Ltd. 30.42%
06	Compania Adminstradora de Empresas Bolivia S.A. (“Cade”) 12.55% (Bolivian service company)
Address: Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz, Bolivia
06	Electricidad de La Paz S.A. (“Electropaz”) 10% (Bolivian foreign utility company) [FUCO]
Address: Avenida Illimani 1973, Casilla 10511, La Paz, Bolivia
06	Empresa de Luz y Fuerza Electrica de Oruro S.A. (“Elfeo”) 12.55% (Bolivian foreign utility company) [FUCO]
Address: Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia
06	Empresa de Servicios Edeser S.A. (“Edeser”) 12.55% (Bolivian service company)
Address: Iturralde No. 1309, Miraflores, La Paz, Bolivia
05	EDISON CAPITAL LATIN AMERICAN INVESTMENTS HOLDING COMPANY (Delaware corporation)
06	Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
07	AIG Asian Infrastructure Fund II LP 5.8%
07	AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
07	AIG Emerging Europe Infrastructure Fund LP 22.70%
07	AIG Emerging Europe Infrastructure Management LP 18.05%GP
05	Edison Capital (Netherlands) Holdings Company B.V. [liquidated by Court of Justice in August 2005; final tax returns filed 05/12/2006]
Address: Herengracht 548, 1017 CG Amsterdam, Netherlands
06	Edison Capital (Netherlands) Investments B.V. [liquidated by Court of Justice in August 2005; final tax returns filed 05/12/2006]
Address: Herengracht 548, 1017 CG Amsterdam, Netherlands
05	MISSION FUNDING ALPHA
06	MISSION FUNDING MU
07	EPZ Mission Funding Mu Trust (equity interest in foreign utility company) [FUCO]

Address: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0004
05	MISSION FUNDING DELTA
05	MISSION FUNDING NU
06	EPZ Mission Funding Nu Trust (equity interest in foreign utility company) [FUCO]
Address: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890-0004
05	Mission Investments, Inc. (U.S. Virgin Islands corp.)
Address: ABN Trustcompany, Guardian Building, Havensight, 2nd Floor, St. Thomas, U.S. Virgin Islands
05	Mission (Bermuda) Investments, Ltd. (Bermuda corp.)
Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
04	MISSION FUNDING GAMMA
04	MISSION FUNDING KAPPA
04	MISSION FUNDING ZETA [This entity and its subsidiaries were dividended and contributed into Edison Mission Energy on April 1, 2006.]
05	Huntington LP (New York partnership) 50%
05	Lakota Ridge LLC 75%
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05	Mission Bingham Lake Wind, LLC 50%GP
Address for Mission Bingham Lake Wind and all of its subsidiaries: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
06	ALP Wind, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	HyperGen, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	JMC Wind, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	LimiEnergy, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Maiden Winds, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	MD and E Wind, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Power Beyond, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Power Blades Windfarm, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Stony Hills Wind Farm, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Tower of Power, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Whispering Wind Acres, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	White Caps Windfarm, LLC 99%LP
07	Windom Transmission LLC 8.25%LP
06	Windom Transmission, LLC 1.0%LP
05	Mission Minnesota Wind LLC 100%GP
Address for Mission Minnesota Wind and all of its subsidiaries: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
06	Bisson Windfarm, LLC 95%LP
07	DanMar Transmission LLC 19.9%LP
06	Boeve Windfarm, LLC 99%LP
06	CG Windfarm, LLC 99%LP
07	DanMar Transmission LLC 19.9%LP
06	Fey Windfarm, LLC 99%LP
06	K-Brink Windfarm, LLC 99%LP
06	TG Windfarm, LLC 99%LP
07	DanMar Transmission LLC 19.9%LP
06	Tofteland Windfarm, LLC 91%LP
07	DanMar Transmission LLC 19.9%LP
06	Westridge Windfarm, LLC 92%LP
07	DanMar Transmission LLC 19.9%LP

06	Windcurrent Farms, LLC 99%LP
06	DanMar Transmission LLC 0.5%LP
06	Carstensen Wind LLC 99%LP
07	West Pipestone Transmission LLC 19.9%LP
06	Greenback Energy LLC 99%LP
07	West Pipestone Transmission LLC 19.9%LP
06	Lucky Wind LLC 99%LP
07	West Pipestone Transmission LLC 19.9%LP
06	Northern Lights Wind LLC 99%LP
07	West Pipestone Transmission LLC 19.9%LP
06	Stahl Wind Energy LLC 99%LP]
07	West Pipestone Transmission LLC 19.9%LP
06	West Pipestone Transmission LLC 0.5%LP
06	Bendwind, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	DeGreeffpa, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	Groen Wind, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	Hillcrest Windfarm, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	Larswind, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	Sierra Wind, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	Tair Windfarm, LLC 99%LP
07	East Ridge Transmission LLC 12.375%LP
06	East Ridge Transmission LLC 1.0%LP
05	Shaokatan Hills LLC 75%
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05	Woodstock Hills LLC 75%
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
04	MISSION IOWA WIND COMPANY [This entity and its subsidiary were dividended and contributed into Edison Mission Energy on April 1, 2006.]
05	Storm Lake Power Partners I LLC (99%)
03	MISSION RENEWABLE ENERGY MANAGEMENT SERVICES (formerly Burlington Apartments, Inc.)

02

MISSION LAND COMPANY is a California corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. It is engaged, directly and through its subsidiaries, in the business of owning, managing and selling industrial parks and other real property investments. The subsidiaries and partnerships of Mission Land Company are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Mission Land Company.

03	ASSOCIATED SOUTHERN INVESTMENT COMPANY
03	CALABASAS PALATINO, INC. (inactive; dissolution pending)
03	Centrelake Partners, LP (limited partnership) 98%LP (inactive; cancellation pending)
03	IRWINDALE LAND COMPANY (inactive; dissolution pending)
03	MISSION AIRPORT PARK DEVELOPMENT CO. (inactive)
04	Centrelake Partners, LP (limited partnership) 2%GP (inactive; cancellation pending)
04	Mission Vacaville LP (limited partnership) 1%GP (inactive)
03	MISSION INDUSTRIAL CONSTRUCTORS, INC. (inactive; dissolution pending)
03	Mission-Oceangate 75%GP (inactive)
03	MISSION/ONTARIO, INC. (inactive; dissolution pending)
03	MISSION SOUTH BAY COMPANY (inactive)
04	Mission-Oceangate 25%GP (inactive)
03	Mission Vacaville LP (limited partnership) 99%LP (inactive)

02

MISSION ENERGY HOLDING COMPANY is a Delaware corporation having its principal place of business at 2600 Michelson Drive, Suite 1700, Irvine, California 92612. Mission Energy Holding Company owns the stock of Edison Mission Energy and also acts as a financing vehicle.

03	EDISON MISSION ENERGY is a Delaware corporation having its principal place of business at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046. Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning, leasing and/or operating cogeneration and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978. Edison Mission Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under development that either have been reviewed by the Commission’s staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992. In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments. The subsidiaries and partnerships of Edison Mission Energy are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.
04	AGUILA ENERGY COMPANY (LP)
05	American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 50% with Pleasant Valley
Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574
04	ANACAPA ENERGY COMPANY (GP)
05	Salinas River Cogeneration Company (California general partnership) 50%
Address: Star Route 42, Sargents Road, San Ardo, CA 93450
04	ARROWHEAD ENERGY COMPANY (inactive)
05	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 50%LP; 100% w/ Thorofare, Mission/Eagle
04	CAMINO ENERGY COMPANY (GP)
05	Watson Cogeneration Company (California general partnership) 49%
Address: 22850 South Wilmington Avenue, Carson, CA 90749
04	CHESTER ENERGY COMPANY
04	DEL MAR ENERGY COMPANY (GP)
05	Mid-Set Cogeneration Company (California general partnership) 50%
Address: 13705 Shalae Road, Fellows, CA 93224
04	DESERT SUNRISE ENERGY COMPANY (Nevada corporation) (inactive)
04	EDISON MISSION CARSON CORP. (Delaware corporation)
04	EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100% (inactive)
04	EDISON MISSION ENERGY FUEL
05	EDISON MISSION ENERGY PETROLEUM
04	EDISON MISSION ENERGY FUNDING CORP. (Delaware corporation) 1%
04	Edison Mission Energy Interface Ltd. (Canadian corporation)
Address: 2 Sheppard Ave. E. #200, North York, Ontario, Canada
05	The Mission Interface Partnership (Province of Ontario general partnership) 50%
04	EDISON MISSION ENERGY SERVICES, INC. [formerly Edison Mission Energy Fuel Services, Inc.]
[PowerGen project]
04	EDISON MISSION FUEL RESOURCES, INC. (Delaware corporation) [Com Ed Project]
04	EDISON MISSION FUEL TRANSPORTATION, INC. (Delaware corporation) [Com Ed Project]
04	EDISON MISSION MARKETING AND TRADING, INC.
05	Midwest Generation Energy Services, LLC (Delaware LLC) (formerly CP Power Sales Eighteen, L.L.C.) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
04	EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
05	CHESTNUT RIDGE ENERGY COMPANY 100%
06	EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 99.9%LP [EWG]
Address: 1750 Power Plant Road, Homer City, PA 15748-8009
05	EDISON MISSION FINANCE CO. 100%
05	HOMER CITY PROPERTY HOLDINGS, INC. 100%
05	MISSION ENERGY WESTSIDE, INC. 100%
06	EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 0.1%GP [EWG]
Address: 1750 Power Plant Road, Homer City, PA 15748-8009
04	EDISON MISSION OPERATION AND MAINTENANCE, INC.
04	EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corporation) (inactive) 100%
04	EDISON MISSION WIND, INC. (Delaware corporation)

05	EDISON MISSION MID-ATLANTIC, INC. (Delaware corporation) 100%
Address for Edison Mission Mid-Atlantic’s subsidiaries: 10592 Perry Highway, #210, Wexford, PA 15090
06	Dan’s Mountain Wind Force, LLC (Delaware LLC) 5%
06	Liberty Gap Wind Force, LLC (Delaware LLC) 5%
06	Mt. Storm Wind Force, LLC (Delaware LLC) 5%
06	Pinnacle Wind Force, LLC (Delaware LLC) 5%
06	Savage Mtn. Wind Force, LLC (Delaware LLC) 5%
05	EDISON MISSION MIDWEST, INC. (Delaware) 100%
06	Big Sky Wind, LLC (Delaware LLC) 1.0% [early stage development; no FERC designation yet]
06	Cedar Ridge Wind, LLC (Delaware LLC) 1.0% [early stage development; no FERC designation yet] [SOLD 07/06/2006]
06	Randall Creek Wind, LLC (Delaware LLC) 1.0% [early stage development; no FERC designation yet]
06	Stony Brook Wind, LLC (Delaware LLC) 1.0% [early stage development; no FERC designation yet]
06	Walnut Ridge Wind, LLC (Delaware LLC) 1.0% [early stage development; no FERC designation yet]
05	MISSION FUNDING ZETA [This entity and its subsidiaries were dividended and contributed from Edison Capital on April 1, 2006.]
06	Huntington LP (New York partnership) 15.15%
06	Lakota Ridge LLC (Delaware LLC) 75% [EWG, QF]
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
06	Mission Bingham Lake Wind LLC (Minnesota LLC) 100%GP
[Disregarded as a separate entity for tax purposes.]
Address for Mission Bingham Lake Wind and all of its subsidiaries: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
07	ALP Wind, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	HyperGen, LLC (Minnesota LLC) 99%LP [QF]]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	JMC Wind, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	LimiEnergy, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Maiden Winds, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	MDandE Wind, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Power Beyond, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Power Blades Windfarm, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Stony Hills Wind Farm, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Tower of Power, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Whispering Wind Acres, LLC (Minnesota LLC) 99%LP [QF]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	White Caps Windfarm, LLC (Minnesota LLC) 99%LP [QF]]
08	Windom Transmission, LLC (Minnesota LLC) 8.25%LP
07	Windom Transmission, LLC (Minnesota LLC) 1.0%LP
06	Mission Minnesota Wind LLC (Delaware LLC) 100%GP
[Disregarded as separate entity for tax purposes.]
Address for Mission Minnesota Wind and all of its interests except Jeffers Wind 20, LLC: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
07	Jeffers Wind 20, LLC (Minnesota LLC) 99.9%LP
Address: 120 S. Sixth St., Minnesota, MN 55402
07	Bisson Windfarm, LLC (Minnesota LLC) 95%LP [EWG, QF]
08	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
07	Boeve Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
07	CG Windfarm, LLC (Minnesota LLC) 99%LP [See [EWG, QF]
08	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP

07	Fey Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
07	K-Brink Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
07	TG Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
07	Tofteland Windfarm, LLC (Minnesota LLC) 91%LP [EWG, QF]
08	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
07	Westridge Windfarm, LLC (Minnesota LLC) 92%LP [EWG, QF]
08	DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
07	Windcurrent Farms, LLC (Minnesota LLC) 99%LP [EWG, QF]
07	DanMar Transmission, LLC (Minnesota LLC) 0.5%LP
07	Carstensen Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
07	Greenback Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
07	Lucky Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
07	Northern Lights Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
07	Stahl Wind Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
08	West Pipestone Transmission, LLC (Minnesota LLC)19.9%LP
07	West Pipestone Transmission, LLC (Minnesota LLC)0.5%LP
07	Bendwind, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	DeGreeff DP, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	DeGreeffPA, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	Groenwind, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	Hillcrest Windfarm, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	Larswind, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	Sierra Wind, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	TAIR Windfarm, LLC (Minnesota LLC) 99%LP [EWG]
08	East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
07	East Ridge Transmission, LLC (Minnesota LLC) 1.0%LP
06	Shaokatan Hills LLC (Delaware LLC) 75% [EWG, QF]
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
06	Woodstock Hills LLC (Delaware LLC) 75% [EWG, QF]
Address: c/o DanMar and Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05	MISSION IOWA WIND COMPANY [This entity and its Storm Lake subsidiary were dividended and contributed from Edison Capital on April 1, 2006.]
06	Storm Lake Power Partners I, LLC (Delaware LLC) 99% [EWG]
06	Clear View Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 4939 220th Ave., Albert City, Iowa 50510
06	Eagle View Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 5074 390th Ave., Laurens, Iowa 50554
06	Elk Lake Wind Farm, LLC (Iowa LLC) 99%
Address: 18551 470th St., Havelock, Iowa 50546
06	Green Prairie Energy, LLC (Iowa LLC) 99%
Address: 3879 Kirkwood St., Prole, Iowa 50229
06	Highland Township Wind Farm, LLC (Iowa LLC) 99%
Address: 302 3rd St., Varina, Iowa 50593
06	Palo Alto County Wind Farm, LLC (Iowa LLC) 99%
Address: 2441 480th St., Albert City, Iowa 50510
06	Silver Lake Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 50768 150th Ave., Laurens, Iowa 50554
06	Sunrise View Wind Farm, LLC (Iowa LLC) 99%
Address: 49106 100th Ave., Albert City, Iowa 50510
06	Sunset View Wind Farm, LLC (Iowa LLC) 99%
Address: 2243 Highway 3, Albert City, Iowa 50510

06	Virgin Lake Wind Farm, LLC (Iowa LLC) 99%
Address: 47902 170th Ave., Laurens, Iowa 50554
06	Cy-Hawk Wind Energy, LLC (Iowa LLC) 99%
Address: 1065 Orchard Avenue, Jefferson, Iowa 50129
06	Greene Wind Energy, LLC (Iowa LLC) 99%
Address: 608 South Wilson, Jefferson, Iowa 50129
06	Hardin Wind Energy, LLC (Iowa LLC) 99%
Address: 1210 Milligan Circle, Jefferson, Iowa 50129
06	Poverty Ridge Wind, LLC (Iowa LLC) 99%
Address: 1210 Milligan Circle, Jefferson, Iowa 50129
06	Sutton Wind Energy, LLC (Iowa LLC) 99%
Address: 1464 190th Street, Jefferson, Iowa 50129
06	Wind Family Turbine, LLC (Iowa LLC) 99%
Address: 412 South Locust Street, Jefferson, Iowa 50129
06	Zontos Wind, LLC (Iowa LLC) 99%
Address: 1464 190th Street, Jefferson, Iowa 50129
05	MISSION WIND MAINE, INC. (Delaware corporation) 100%
06	Maine Mountain Power, LLC (Delaware LLC) 97.5% [early stage development; no FERC designation yet]
05	MISSION WIND NEW MEXICO, INC. (Delaware corporation) 100%
06	San Juan Mesa Wind Project, LLC (Delaware LLC) 75% [EWG]
07	San Juan Mesa Investments, LLC (Delaware LLC) 100%
05	MISSION WIND NEW YORK, INC. (Delaware corporation) 100%
05	MISSION WIND OKLAHOMA, INC. (Delaware corporation) 100%
06	Sleeping Bear, LLC (Delaware LLC) 100%
05	MISSION WIND PENNSYLVANIA, INC. (Delaware corporation) 100%
06	Forward Windpower, LLC (Delaware LLC) 50% [early stage development; no FERC designation yet]
06	Lookout Windpower, LLC (Delaware LLC) 50% [early stage development; no FERC designation yet]
06	Stonycreek Windpower, LLC (Delaware LLC) 50% [early stage development; no FERC designation yet]
05	MISSION WIND TEXAS, INC. (Delaware corporation) 100%
06	Wildorado Wind, LLC (Texas LLC) 98.9% [early stage development; no FERC designation yet]
05	MISSION WIND WILDORADO, INC. (Delaware corporation) 100%
06	Wildorado Wind, LLC (Texas LLC) 1.0% [early stage development; no FERC designation yet]
05	Storm Lake Power Partners I, LLC (Delaware LLC) 1% [EWG]
04	EHI DEVELOPMENT FUND 100%
04	EME CP HOLDINGS CO. (Delaware corporation)
05	CP Power Sales Seventeen, L.L.C. (Delaware limited liability company)
05	CP Power Sales Nineteen, L.L.C. (Delaware limited liability company) (inactive)
05	CP Power Sales Twenty, L.L.C. (Delaware limited liability company) (inactive)
04	EME EASTERN HOLDINGS CO. (Delaware corporation)
05	Athens Funding, L.L.C. (Delaware limited liability company)
05	Citizens Power Holdings One, LLC (Delaware limited liability company)
06	CL Power Sales One, L.L.C. (Delaware LLC) 25%
06	CL Power Sales Two, L.L.C. (Delaware LLC) 25%
06	CL Power Sales Seven, L.L.C. (Delaware LLC) 25%
06	CL Power Sales Eight, L.L.C. (Delaware LLC) 25%
06	CL Power Sales Ten, L.L.C. (Delaware LLC) 25%
05	CP Power Sales Twelve, L.L.C. (Delaware limited liability company)
04	EMP, INC. (Oregon corporation) (inactive)
04	GLOBAL POWER INVESTORS, INC. (Delaware corporation) (inactive)
04	LAGUNA ENERGY COMPANY [DISSOLVED 11/02/2006]
04	LEHIGH RIVER ENERGY COMPANY [DISSOLVED 11/02/2006]
04	MADISON ENERGY COMPANY (LP) (inactive)
04	MIDWEST GENERATION EME, LLC (Delaware LLC) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
05	COLLINS HOLDINGS EME, LLC (Delaware limited liability company) (inactive)
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
05	EDISON MISSION MIDWEST HOLDINGS CO. (Delaware corporation) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605

06	EDISON MISSION ENERGY FUEL SERVICES, LLC (Delaware limited liability company)
Address: One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
06	Edison Mission Overseas Ltd. (UK company) (Com Ed project) 100% [DISSOLVED
03/14/2006]
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
06	MIDWEST GENERATION, LLC (Delaware LLC) (Com Ed project) 100% [EWG]
Address: One Financial Place, 400 South LaSalle Street, Suite 3400, Chicago, Illinois 60605
Crawford Station, 3501 South Pulaski Road, Chicago, IL 60608
Collins Station, 4200 East Pine Bluff Road, Morris, IL 60623 [decommissioned 12/31/2004]
Fisk Station, 1111 West Cermak Road, Chicago, IL 60608
Joliet Station, 1800 Channahon Road, Joliet, IL 60436
Powerton Station, 13082 East Manito Road, Pekin, IL 61554
Waukegon Station, 10 Greenwood Avenue, Waukegan, IL 60087
Will County Station, 529 East Romeo Road, Romeoville, IL 60441
07	MIDWEST FINANCE CORP. (Delaware corporation) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
07	MIDWEST GENERATION PROCUREMENT SERVICES, LLC (formerly Hancock Generation
LLC—renamed 01/20/2005) (Delaware limited liability company) 100%
Address: One Financial Place, 400 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
04	MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100% (inactive)
04	Mission Capital, LP (Delaware limited partnership) 3%; MIPS partnership
04	MISSION DEL CIELO, INC. (Delaware corporation) 100%
05	Mission del Sol, LLC (Delaware limited liability company) 100%
06	Sunrise Power Company, LLC (Delaware LLC) 50% [EWG]
Address: 12857 Sunrise Power Road, Fellows, CA 93224
07	Mission De Las Estrellas LLC (Delaware corporation) 50%
04	MISSION/EAGLE ENERGY COMPANY (inactive)
05	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 2%GP; 100% w/ Arrowhead, Thorofare
04	MISSION ENERGY CONSTRUCTION SERVICES, INC.
04	MISSION ENERGY GENERATION, INC. (inactive)
04	MISSION ENERGY HOLDINGS, INC.
05	Mission Capital, LP (Delaware LP) 97%; MIPS partnership
04	MISSION ENERGY HOLDINGS INTERNATIONAL, INC. (Delaware corporation)
05	Beheer-en Beleggingsmaatschappij Plogema B.V. 100% (Netherlands company)
Address: De Lairessestraat 111-115, 1075 HH Amsterdam, The Netherlands
06	MEC Esenyurt B.V. (Netherlands company) (Doga Project) 100%
Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
07	Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish corporation) (Project company) 80% [FUCO]
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07	Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation) (Heat company) 80%
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07	Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) (OandM company) 80%
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
05	Caresale Services Limited (UK company) 49% (inactive)
Address: 99 City Road, London EC1Y 1AX England
06	Edison First Power Limited (Guernsey company) (inactive) 65%
Address: 99 City Road, London EC1Y 1AX England
05	Edison First Power Holdings II (UK company) 100% [PowerGen project] (inactive)
Address: 99 City Road, London EC1Y 1AX England
06	Edison First Power Holdings I (UK company) 100% [PowerGen project] (inactive)
Address: 99 City Road, London EC1Y 1AX England
07	Caresale Services Limited (UK company) 51% (inactive)
Address: 99 City Road, London EC1Y 1AX England
08	Edison First Power Limited (Guernsey company) (inactive) 65%
Address: 99 City Road, London EC1Y 1AX England
07	Energy Generation Finance UK Plc (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
07	Maplekey Holdings Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
08	EME Atlantic Holdings Limited (UK company) 100% (inactive)

Address: 99 City Road, London EC1Y 1AX England
09	EME Ascot Limited (UK company) 100% [Contact Energy Project, 2nd Stage]
(inactive)
Address: 99 City Road, London EC1Y 1AX England
10	EME Buckingham (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
09	Maplekey UK Finance Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
10	Maplekey UK Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
11	Edison First Power Limited (Guernsey company) (inactive) 35%
Address: 99 City Road, London EC1Y 1AX England
05	EME Finance UK Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
05	EME Investments, LLC (Delaware LLC) 100% (inactive)
05	EME Investments II, LLC (Delaware LLC) 100% (inactive)
05	EME SOUTHWEST POWER CORPORATION (Delaware corporation) (inactive) 100%
05	EME UK International LLC (Delaware LLC) (inactive) 100%
05	First Hydro Renewables Limited (formerly Celtic Offshore Wind Ltd.) (UK company) (inactive) 100%
Address: Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
06	First Hydro Renewables Number 2 Limited (UK company) (inactive) 96%
Address: Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
05	Lakeland Power Limited (UK company) (inactive) 100%
Address: Roosecote Power Station, Barrow-In-Furness, Cumbria, England LA13 OPQ
05	MEC San Pascual B.V. (Netherlands company) 100%
Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
06	San Pascual Cogeneration Company International B.V. 50% (Netherlands company)
Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands
07	San Pascual Cogeneration Company (Philippines) Ltd (San Pascual Project) 1%GP and 74%LP (Philippines limited partnership)
Address: Unit 1610/1611, Tower One, Ayala Triangle, Ayala Ave, 1200 Makati City, Metro Manila, Philippines
08	Morningstar Holdings B.V. (formerly Beheer-en Beleggingsmaatschappij Vestra B.V.) (Netherlands company) (inactive) 50%
Address: Level 2, De Lairessestraat 111-115, 1075 HH Amsterdam, Netherlands
05	Pego Limited (UK company) 100% (inactive)
05	Pride Hold Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
06	Lakeland Power Development Company Limited (UK company) (inactive) 100%
Address: 99 City Road, London EC1Y 1AX England
05	Redbill Contracts Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
04	Mission Energy Singapore Pte. Ltd. (Singapore company)
Address: 1 Robinson Road, #17-00 AIA Tower, Singapore 048542
04	MISSION ENERGY WALES COMPANY (inactive)
04	MISSION TRIPLE CYCLE SYSTEMS COMPANY (GP) (inactive)
05	Triple Cycle Partnership (Texas general partnership) (inactive) 50%
04	PANTHER TIMBER COMPANY (GP) [DISSOLVED 11/02/2006]
04	PARADISE ENERGY COMPANY (inactive)
05	Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Vista Energy Company
04	PLEASANT VALLEY ENERGY COMPANY (GP)
05	American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 50% w/ Aguila
Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574
04	RAPIDAN ENERGY COMPANY (inactive)
04	REEVES BAY ENERGY COMPANY (GP and LP) (inactive)
05	North Shore Energy LP (Delaware limited partnership) (inactive) 50%; 100% w/ Santa Clara
06	Northville Energy Corporation (New York corporation) (inactive) 100% [DISSOLUTION PENDING]
04	RIVERPORT ENERGY COMPANY (GP and LP) [DISSOLVED 11/02/2006]
04	SAN GABRIEL ENERGY COMPANY (inactive)

04	SAN JOAQUIN ENERGY COMPANY (GP)
05	Midway-Sunset Cogeneration Company, LP (California general partnership) 50%
Address: 3466 West Crocker Springs Road, Fellows, CA 93224
04	SAN JUAN ENERGY COMPANY (GP)
05	March Point Cogeneration Company (California general partnership) 50%
Address: 655 South Texas Road, Anacortes, WA 98221
04	SAN PEDRO ENERGY COMPANY (GP) [DISSOLVED 11/02/2006]
04	SANTA CLARA ENERGY COMPANY (GP) (inactive)
05	North Shore Energy, LP (Delaware limited partnership) (inactive) 50%; 100% w/ Reeves Bay
04	SILVERADO ENERGY COMPANY (GP)
05	Coalinga Cogeneration Company (California general partnership) 50%
Address: 32812 West Gate Road, Bakersfield, CA 93210
04	SOUTHERN SIERRA ENERGY COMPANY (GP)
05	Kern River Cogeneration Company (California general partnership) 50%
Address: SW China Grade Loop, Bakersfield, CA 93308
04	THOROFARE ENERGY COMPANY (inactive)
05	Crown Energy, L.P. (New Jersey limited partnership) (inactive) 48%LP; 100% w/ Arrowhead, Mission/Eagle
04	VALLE DEL SOL ENERGY, LLC (Delaware LLC)
04	VIEJO ENERGY COMPANY (GP)
05	Sargent Canyon Cogeneration Company (California general partnership) 50%
Address: Star Route 42, Sargents Road, San Ardo, CA 93450
04	VISTA ENERGY COMPANY (New Jersey corporation) (inactive)
05	Vista Energy, L.P. (New Jersey limited partnership) (inactive) 50%; 100% w/ Paradise Energy Company
04	WALNUT CREEK ENERGY, LLC (Delaware LLC)
04	WESTERN SIERRA ENERGY COMPANY (GP)
05	Sycamore Cogeneration Company (California general partnership) 50%
Address: SW China Grade Loop, Bakersfield, CA 93308

LAW-#1323756 12/31/2006

Prepared by Bonita J. Smith, Supervisor

Corporate Governance, SCE Law Department

Telephone: (626) 302-1930 FAX: (626) 302-2610

Email: Bonita.Smith@SCE.com